23. Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

23.	Commitments and Contingencies

(a)	Capital Commitments

As of December 31, 2020 and 2019, the Group had capital commitments of approximately $1,063 and $5,144, respectively, from continuing operations. These capital commitments were solely related to contracts signed with vendors for procurement of services or PV related products used for the construction of solar PV systems being developed by the Group.

The capital commitments as at balance sheet dates disclosed above do not include those incomplete acquisitions for investment and business as at balance sheet dates as the agreements could either be terminated unconditionally without any penalty or cancelable when the closing conditions as specified in the agreements could not be met.

(b)	Contingencies

On January 26, 2018, Sinsin Group filed a complaint against the Group requesting the payment of outstanding purchase price and related interest of $43,595 (EUR 38,054). On June 25, 2018, an interim measures judgment was made which appointed an interim management of Sinsin, consisting of two members elected by Sinsin Group and one member elected by the Group. The interim management would manage the bank accounts of Sinsin and collect the proceeds of electric energy revenue. On October 29, 2020, an arbitration decision was made that the Group will need to pay the outstanding purchase price of $43,595 (EUR 38,054), together with interest at 6% accruing from November 20, 2015 on half of the outstanding purchase and from June 30, 2016 on the remaining half of the outstanding purchase price to the date of eventual payment. The Group intended to vigorously pursue all legal remedies available to the Group.

From time to time, the Group is involved in various other legal and regulatory proceedings arising in the normal course of business. While the Group cannot predict the occurrence or outcome of these proceedings with certainty, it does not believe that an adverse result in any pending legal or regulatory proceeding, individually or in the aggregate, would be material to the Group’s consolidated financial condition or cash flows; however, an unfavorable outcome could have a material adverse effect on the Group’s results of operations.